Exhibit 10.1

              AMENDMENT No. 3 TO SECURITIES PURCHASE AGREEMENT

     This Amendment No. 3 to Securities Purchase Agreement, dated as of November 13, 2006, shall serve to amend (a) the Securities Purchase Agreement, dated as of November 4, 2005, by and among Monarch Staffing, Inc. (formerly, MT Ultimate Healthcare Corp.), a Nevada corporation with its headquarters located at 30950 Rancho Viejo Rd #120, San Juan Capistrano, CA 92675, and each of the Buyers set forth therein, as heretofore amended (the "Agreement"), (b) the Callable Secured Convertible Notes issued thereunder, and (c) the Registration Rights Agreement entered into pursuant thereto. Capitalized terms used, but not defined, herein have the respective meanings set forth in the Agreement.

     1. Section 4(o) of the Agreement is hereby amended by changing the reference to "March 31, 2005" in the first sentence thereof to "December 15, 2006".

     2. Section 3.3 of each of the Notes is hereby amended by (a) changing the reference to "within two hundred twenty five (225) days following the Closing Date (as defined in the Purchase Agreement)" in the first sentence thereof to "on or before December 15, 2006", (b) changing the reference to "within three hundred fifteen (315) days following the Closing Date (as defined in the Purchase Agreement)"in the first sentence thereof to "on or before April 30, 2007" and (c) changing the reference to "within three hundred forty (340) days" in the proviso to the first sentence thereof to "on or before May 25, 2007".

     3. Section 2(a) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "sixty (60) days" in the first sentence thereof to "two hundred twenty (225) days".

     4. Section 2(c) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "three hundred fifteen (315) days from the date of Closing (as defined in the Securities Purchase Agreement)" in the second sentence thereof to "April 30, 2007", (b) changing the reference to "the end of the aforementioned three hundred fifteen (315) day period" in clause (i) of the third sentence thereof to "April 30, 2007", and (c) changing the reference to "the end of such three hundred fifteen
(315) day period" in the fifth sentence thereof to "April 30, 2007".

     5. Section 3(a) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "three hundred fifteen (315) days from the date of Closing" therein to "April 30, 2007".

     6. All other provisions of the Agreement shall remain in full force and effect.

     7. In consideration of the amendments set forth in paragraphs one through five above, the Company agrees to issue to the Buyers, concurrently with the execution hereof, warrants to purchase an aggregate of 166,667 shares of Common Stock in the form attached hereto as Exhibit A (such warrants to be allocated among the Buyers in proportion to their respective commitments to purchase the Notes under the Agreement).


ACCEPTED AND AGREED:

MONARCH STAFFING, INC.


By:
    -------------------------------------
    Name: David Walters
    Title:  Chairman

AJW PARTNERS, LLC
By: SMS Group, LLC


By:
    -------------------------------------
    Corey S. Ribotsky
    Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:
    -------------------------------------
    Corey S. Ribotsky
    Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By:
    -------------------------------------
    Corey S. Ribotsky
    Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLP

By:
    -------------------------------------
    Corey S. Ribotsky
    Manager